Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The three-tier value hierarchy the Company utilizes, which prioritizes the inputs used in the valuation methodologies, is:
Level 1—Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2—Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3—Valuations based on unobservable inputs reflecting our own assumptions, consistent with reasonably available assumptions made by other market participants.
The fair value of cash, accounts receivable and accounts payable approximate their carrying values. The fair value of cash equivalents is determined using the fair value hierarchy described above.
The Company’s pension plan asset portfolio as of December 31, 2019 and December 31, 2018 is primarily invested in fixed income securities, which generally fall within Level 2 of the fair value hierarchy. Fixed income securities in the pension plan asset portfolio are valued based on evaluated prices provided to the trustee by independent pricing services. Such prices may be determined by factors which include, but are not limited to, market quotations, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Refer to Note 7 - Employee Benefit Plans for pension fair value disclosures.
Fair Value Measurements of Debt
As of December 31, 2019, the fair value of the Company's Second Lien Notes, including the conversion option, was estimated to be $136,085 compared to a carrying value of $193,660. As of December 31, 2018, the fair value of the Company's Second Lien Notes, including the conversion option, was estimated to be $174,063 compared to a carrying value of $180,894.The fair values for the Second Lien Notes, including the conversion option, falls within Level 3 of the fair value hierarchy and was determined using a binomial lattice model using assumptions based on market information and historical data, and a review of prices and terms available for similar debt instruments that do not contain a conversion feature, as well as other factors related to the callable nature of the Second Lien Notes.
The main inputs and assumptions into the fair value model for the Second Lien Notes at December 31, 2019 were as follows:

Risk-free interest rate	1.61%
Credit spreads	22.86%
PIK premium spread	2.00%
Volatility	50.00%
As of December 31, 2019, the fair value of the Company's Revolving B Credit Facility was estimated to be $25,082 compared to a carrying value of $25,788. As of December 31, 2018, the fair value of the Company's Revolving B Credit Facility was estimated to be $22,124 compared to a carrying value of $22,875. The fair value of the Revolving B Credit Facility was estimated based on a model that discounted future principal and interest payments at interest rates available to the Company at the end of the period for similar debt of the same maturity, which is a Level 2 input as defined by the fair value hierarchy.
Given the nature and the variable interest rates, the fair value of borrowings under the Revolving A Credit Facility and the French subsidiary's foreign line of credit approximated the carrying value at December 31, 2019.